TDT, LLC (FORMERLY TERRADATUM, LLC)
                     INTERIM UNAUDITED FINANCIAL STATEMENTS
                           SEPTEMBER 30, 1999 AND 1998


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                       TDT, LLC (FORMERLY TERRADATUM, LLC)
                                TABLE OF CONTENTS


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ACCOUNTANTS' DISCLAIMER OF OPINION                                         1

FINANCIAL STATEMENTS

         Unaudited Balance Sheets                                          2

         Unaudited Statements of Operations and Members' Equity            3

         Unaudited Statements of Cash Flows                                4-5

         Notes to Unaudited Financial Statements                           6




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                      Albright, Persing & Associates, Ltd.

                          CERTIFIED PUBLIC ACCOUNTANTS
                          1025 Ridgeview Dr., Suite 300
                               Reno, Nevada 89509




                       ACCOUNTANTS' DISCLAIMER OF OPINION
                       ----------------------------------




To the Stockholders of
TDT, LLC (formerly Terradatum, LLC)


         The accompanying balance sheets of TDT, LLC (formerly Terradatum, LLC) as of September 30, 1999 and 1998, and the related statements of operations and members' equity and cash flows for the nine months ended September 30, 1999 and 1998 were not audited by us, and accordingly, we do not express an opinion on them.






November 20, 1999


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                       TDT, LLC (FORMERLY TERRADATUM, LLC)
                                 BALANCE SHEETS
                           SEPTEMBER 30, 1999 AND 1998
              (Unaudited - See Accountants' Disclaimer of Opinion)

                                     ASSETS
                                                                                    1999                     1998
                                                                                  --------                 --------
Current Assets:
     Cash                                                                        $    27,194              $    25,108
     Accounts receivable                                                              19,642                   11,094
     Costs in excess of billings                                                     177,325                   20,910
     Prepaid expenses                                                                  7,210                    1,495
                                                                                 -----------              -----------
              Total current assets                                                   231,371                   58,607
                                                                                 -----------              -----------

Computer Software and Equipment:
     Software                                                                      1,808,484                  348,406
     Equipment                                                                        23,022                    3,185
     Assets under capital leases                                                      61,617                   39,000
                                                                                 -----------              -----------
                                                                                   1,893,123                  390,591
     Less:  Accumulated depreciation and amortization                               (186,420)                 (20,271)
                                                                                 -----------              -----------
                                                                                   1,706,703                  370,320
                                                                                 -----------              -----------
Other Assets:
     Goodwill                                                                      6,465,553                     --
     Deposits                                                                            540                      540
                                                                                 -----------              -----------
                                                                                   6,466,093                      540
                                                                                 -----------              -----------

              Total Assets                                                       $ 8,404,167              $   429,467
                                                                                 ===========              ===========


                         LIABILITIES AND MEMBERS EQUITY
Current liabilities:
     Accounts payable                                                            $    26,150              $    43,256
     Accrued payroll and taxes                                                        22,042                     --
     Billings in excess of costs                                                        --                     23,830
     Advances from parent                                                             97,300                     --
     Current portion of capital lease obligations                                     20,636                    9,829
                                                                                 -----------              -----------
              Total current liabilities                                              166,128                   76,915

Capital Lease Obligations, net of current portion                                     24,747                   25,443
                                                                                 -----------              -----------

              Total Liabilities                                                      190,875                  102,358

Members Equity                                                                     8,213,292                  327,109
                                                                                 -----------              -----------

              Total Liabilities and Members Equity                               $ 8,404,167              $   429,467
                                                                                 ===========              ===========


   The accompanying notes are an integral part of these financial statements.

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                       TDT, LLC (FORMERLY TERRADATUM, LLC)
                   STATEMENTS OF OPERATIONS AND MEMBERS EQUITY
                            FOR THE NINE MONTHS ENDED
                           SEPTEMBER 30, 1999 AND 1998
              (Unaudited - See Accountants' Disclaimer of Opinion)

                                                                                    1999              1998
                                                                                  ---------        ----------
Net Revenue                                                                      $ 1,064,437       $   298,040
                                                                                 -----------       -----------

Operating Expenses:
     Research and development                                                           --             201,158
     Selling, general and administrative                                           1,216,789           160,697
                                                                                 -----------       -----------
         Total Operating Expenses                                                  1,216,789           361,855
                                                                                 -----------       -----------

         Operating Loss                                                             (152,352)          (63,815)
                                                                                 -----------       -----------

Other Income (Expenses):
     Interest expense                                                                 (7,790)           (2,171)
     Interest income                                                                     228              --
                                                                                 -----------       -----------
         Total Other Expenses                                                         (7,562)           (2,171)
                                                                                 -----------       -----------

         Net Comprehensive Loss                                                     (159,914)          (65,986)

Members equity beginning of period                                                   539,668              --
Fair market value of assets acquired over cost                                     6,465,553              --
Member contributions                                                               1,372,578           393,095
Member distributions                                                                  (4,593)             --
                                                                                 -----------       -----------

Members Equity End of Period                                                     $ 8,213,292       $   327,109
                                                                                 ===========       ===========


   The accompanying notes are an integral part of these financial statements.

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                       TDT, LLC (FORMERLY TERRADATUM, LLC)
                            STATEMENTS OF CASH FLOWS
                            FOR THE NINE MONTHS ENDED
                           SEPTEMBER 30, 1999 AND 1998
                  (Unaudited - See Accountants' Disclaimer of Opinion)

                                                                                  1999                 1998
                                                                                ---------            --------
CASH FLOW FROM OPERATING ACTIVITIES
     Net Comprehensive Loss                                                     $(159,914)           $ (65,986)
                                                                                ---------            ---------
     Adjustments to reconcile net comprehensive loss
         to net cash provided (used) by operating activities:
              Depreciation and amortization                                       136,044               20,271
              Noncash salaries for capital contributions                             --                 24,750
              Noncash research and development costs for
                  capital contributions                                              --                167,750
              Changes in assets and liabilities:
                  (Increase) decrease in accounts receivable                       39,688              (11,094)
                  (Increase) in costs in excess of billings                      (129,837)             (20,910)
                  (Increase) in prepaid expenses                                   (5,715)              (1,495)
                  (Increase) in other assets                                         --                   (540)
                  Increase in accounts payable                                     35,394               43,256
                  (Decrease) in accrued liabilities                                  (770)                --
                  Increase (decrease) in billings in excess of costs              (19,600)              23,830
                                                                                ---------            ---------
                          Net Adjustments                                          55,204              245,818
                                                                                ---------            ---------

     Net Cash Provided  (Used) by Operating Activities                           (104,710)             179,832
                                                                                ---------            ---------

CASH FLOW FROM INVESTING ACTIVITIES
     Capital contributions                                                          3,001                8,095
     Purchase of equipment                                                        (13,229)              (3,185)
     Capitalized software development costs                                          --               (155,906)
                                                                                ---------            ---------

     Net Cash Used by Investing Activities                                        (10,228)            (150,996)
                                                                                ---------            ---------

CASH FLOW FROM FINANCING ACTIVITIES
     Advances from parent                                                          97,300                 --
     Principal payments on capital lease obligations                              (10,086)              (3,728)
                                                                                ---------            ---------

     Net Cash Provided (Used) by Financing Activities                              87,214               (3,728)
                                                                                ---------            ---------

                          Net Increase (Decrease) in Cash                         (27,724)              25,108

Cash, Beginning of Period                                                          54,918                 --
                                                                                ---------            ---------

Cash, End of Period                                                             $  27,194            $  25,108
                                                                                =========            =========

   The accompanying notes are an integral part of these financial statements.

                       TDT, LLC (FORMERLY TERRADATUM, LLC)
                            STATEMENTS OF CASH FLOWS
                            FOR THE NINE MONTHS ENDED
                           SEPTEMBER 30, 1999 AND 1998
              (Unaudited - See Accountants' Disclaimer of Opinion)


SUPPLEMENTAL SCHEDULE OF NONCASH INVESTING AND FINANCING TRANSACTIONS

                                                                                    1999                   1998
                                                                                 ----------             ----------
Equipment purchased by incurring capital lease obligations                       $    16,868            $    39,000
                                                                                 ===========            ===========

Software development costs capitalized for capital contributions                 $      --              $   192,500
                                                                                 ===========            ===========

Acquisition of 50% interest in LLC:
     Software                                                                    $ 1,356,585            $      --
     Related party receivable                                                         (9,444)                  --
     Related party payable                                                            17,843                   --
     Note payable to former 50% owner                                             (1,369,577)                  --
                                                                                 -----------            -----------

         Capital account balance assumed                                         $    (4,593)           $      --
                                                                                 ===========            ===========

Distribution of note payable to members                                          $ 1,369,577            $      --
                                                                                 ===========            ===========

Fair market value of assets purchased over
    book value - allocated to goodwill                                           $ 6,465,553            $      --
                                                                                 ===========            ===========



SUPPLEMENTAL DISCLOSURE

     Interest paid                                                               $     7,790            $     4,315
                                                                                 ===========            ===========



   The accompanying notes are an integral part of these financial statements.

                       TDT, LLC (FORMERLY TERRADATUM, LLC)
                     NOTES TO UNAUDITED FINANCIAL STATEMENTS
                           SEPTEMBER 30, 1999 AND 1998

NOTE 1 - DESCRIPTION OF BUSINESS
--------------------------------

The accompanying financial statements are prepared in accordance with the instructions for interim financial statements, are unaudited, and do not include all the information and disclosures requried by generally accepted accounting principles for complete financial statements. All adjustments that, in the opinion of management, are necessary for a fair presentation of the results of operations for the interim periods have been made and are of a recurring nature unless otherwise disclosed herein. The results of operations for such interim periods are not necessarily indicative of results of operations for a full year.

Description of Business
-----------------------

TDT, LLC (Formerly Terradatum LLC) was formed under the Washington Limited Liability Company statutes on November 7, 1997, and shall terminate on November 7, 2022. The Company had no operations during 1997. The Company provides customized computer software for multiple listing service (MLS) companies throughout the United States. After the initial installation, the Company's continuing services also include monthly services for software licensing and support.

On September 20, 1999, Terradatum, LLC transferred all its assets and liabilities, except for the short-term note payable of $1,369,577, into TDT, LLC, a Nevada limited liability company. Immediately after the transfer, TDT, LLC entered into an Agreement and Plan of Merger with HomeSeekers.com, Inc. and XMLS, LLC, a wholly owned subsidiary of HomeSeekers.com, Inc., wherein TDT, LLC was merged into XMLS, LLC, in exchange for stock and cash.

Acquisition of Business
-----------------------

On September 30, 1999, all of the outstanding membership interests of the Company was acquired by HomeSeekers.com, Incorporated ("HomeSeekers"), in exchange for 640,000 shares of HomeSeeker's common stock, valued at $7,960,320 based on the approximate fair market value of the HomeSeekers common stock at the date of acquisition, plus $200,000 in cash. The acquisition was accounted for using the purchase method of accounting and resulted in the assumption of net liabilities of $190,874. Recorded goodwill of $6,465,553 resulted from the allocation of the excess of the purchase price over the book value of the net assets.


NOTE 2 - ADVANCES FROM PARENT
-----------------------------

In September, 1999, the Company was advanced $97,300 by its parent for cash flow purposes. The advances from the parent contain no formal repayment terms, and therefore are recorded as short-term liabilities.